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                                                                    EXHIBIT 10.9


                                   AMENDMENT A

         WHEREAS Physiometrix Inc. ("Physiometrix") and Baxter Healthcare Corporation ("Baxter") entered into a STRATEGIC ALLIANCE AND EXCLUSIVE DISTRIBUTION AGREEMENT ("Agreement") dated May 31st 2000, and both Physiometrix and Baxter wish to amend the Agreement, the parties agree to amend such Agreement as follows:

         In line 4 of Section 11.3 of the Agreement, "To" shall be changed to -- Starting in the calendar quarter beginning October 1st 2000, to --.

         In witness whereof, the parties hereto have caused this Amendment to be executed, in duplicate, by their duly authorized officers on the dates set forth below.



Baxter Healthcare Corporation                   Physiometrix Inc.

By:                                             By:
   ---------------------------------               ----------------------------
        David C. McKee                                  Signature

Title:  Corporate Vice President and            Title:
        Deputy General Counsel                         ------------------------

Date:                                           Date:
      ------------------------------                  -------------------------